UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On March 8, 2024, Rush Enterprises, Inc. (the “Company”) announced that Michael J. McRoberts will step down from his role as Chief Operating Officer (“COO”) in the second half of the year. When Mr. McRoberts steps down as COO, he will continue to serve the Company in a senior advisory role and in his current capacity as a member of the Board of Directors (the “Board”) of the Company. Further details regarding the timing of Mr. McRoberts’ transition from COO to his senior advisory role, in addition to the compensation associated with such role, will be provided at a later date.

In addition, the Company also announced that Scott Anderson, Senior Vice President – Finance, Insurance and Leasing, will retire effective March 30, 2024. In order to facilitate the transition of Mr. Anderson’s duties to multiple different employees, Mr. Anderson and Rush Administrative Services, Inc., a subsidiary of the Company, have entered into a consulting agreement (the “Consulting Agreement”) for a minimum term of six (6) months beginning on April 1, 2024, and ending on September 30, 2024, and continuing on a month-to-month basis thereafter unless terminated earlier by either party. Pursuant to the terms of the Consulting Agreement, Mr. Anderson will provide certain consulting services to the Company at a monthly rate of $20,000 and will be entitled to reimbursement for reasonable expenses incurred in performing such services. After September 30, 2024, either the Company or Mr. Anderson may terminate the Consulting Agreement by providing notice of such termination to the other party. The Consulting Agreement also includes customary confidentiality, non-solicitation and non-compete provisions.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

(c)         In connection with the announcement that Mr. McRoberts will be stepping down as COO in the second half of the year, the Board of Directors of the Company appointed Jason Wilder to serve as COO, effective upon the date that Mr. McRoberts steps down. Mr. Wilder, age 48, currently serves as the Company’s Senior Vice President – Navistar Dealerships, a position he has occupied since May 2019. From 2011 until 2019, he served as Regional General Manager of the Georgia Region, and as the Regional General Manager of the Company’s North Carolina dealerships from 2008 until 2011. Mr. Wilder joined the Company in November 2006 as the General Manager of the Atlanta medium-duty dealership. Prior to joining the Company, he was the General Manager of Fouts Brothers Truck Center in Smyrna, Georgia. Mr. Wilder has a Bachelor of Arts in Foreign Language – International Trade, Spanish from Auburn University.

There are no family relationships between Mr. Wilder and any Company director or executive officer, and no arrangements or understandings between Mr. Wilder and any other person pursuant to which he was selected as an officer. Mr. Wilder is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

(e)         On March 6, 2024, the Board of the Company, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the following compensation payments to the below named executive officers of the Company:

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2023 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	$3,928,500

Michael J. McRoberts Chief Operating Officer and Director	$2,078,000

Steven L. Keller Chief Financial Officer and Treasurer	$709,000

Scott Anderson Senior Vice President – Finance, Insurance and Leasing	$1,713,000

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	$300,000

The cash bonuses will be paid on March 15, 2024.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Stock Options (#)

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	35,000

Michael J. McRoberts Chief Operating Officer and Director	10,000

Steven L. Keller Chief Financial Officer and Treasurer	10,000

Scott Anderson Senior Vice President – Finance, Insurance and Leasing	12,500

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	10,000

The Stock Options will be granted under the Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”) on March 15, 2024 (the “Grant Date”). The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Agreement attached as Exhibit 10.5 to the Company’s Form 10-K filed with the Securities and Exchange Commission on February 23, 2024.

Restricted Stock Awards

The Compensation Committee approved the following restricted stock awards (the “RSAs”):

Name / Title	RSAs (#)

W. M. “Rusty” Rush Chairman, President, Chief Executive Officer and Director	70,000

Michael J. McRoberts Chief Operating Officer and Director	45,000

Steven L. Keller Chief Financial Officer and Treasurer	25,000

Scott Anderson Senior Vice President – Finance, Insurance and Leasing	19,250

Jody Pollard Senior Vice President – Truck and Aftermarket Sales	17,400

The RSAs will be granted under the Plan on the Grant Date. The RSAs entitle the grantee to receive shares of the Company’s Class B common stock upon satisfaction of the vesting conditions. The RSAs will vest in three equal installments beginning on the first anniversary of the Grant Date. Additional terms and conditions applicable to the RSAs are set forth in the Form of Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Agreement attached as Exhibit 10.6 to the Company’s Form 10-K filed with the Securities and Exchange Commission on February 23, 2024.

Item 7.01	Regulation FD Disclosure.

On March 8, 2024, the Company issued a press release announcing the management transitions discussed above.

A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, effective as of April 1, 2024 by and among Rush Administrative Services, Inc. and Scott Anderson

99.1	Rush Enterprises, Inc. press release dated March 8, 2024

104	Cover Page Interactive Data File (embedded within the inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: March 8, 2024	By:	/s/ Michael Goldstone
Michael Goldstone
Senior Vice President, General Counsel
and Corporate Secretary